Exhibit 99

NEWS RELEASE

CONTACT:
Randi Sonenshein
Senior Vice President, Finance and Strategy
713-346-2430
(rsonenshein@stagestores.com)

Stage Stores Reports Holiday Results

HOUSTON, TX, January 11, 2016 - Stage Stores, Inc. (NYSE: SSI) today reported holiday comparable sales of -2.5% for the ten week period ending January 9, 2016.

Michael Glazer, President and Chief Executive Officer, commented, “Our holiday sales were in line with our expectations despite continued pressure on stores impacted by the oil and gas industry, the weak peso and one of the warmest holiday seasons on record. We responded to soft traffic and a highly competitive environment with increased promotions and markdowns. As we move into 2016, we remain focused on controlling costs and inventory levels, while we continue to execute on the strategic initiatives that we believe will position us for sustainable long-term growth.”

About Stage Stores
Stage Stores, Inc. operates 844 specialty department stores in 40 states and direct-to-consumer channel under the BEALLS, GOODY'S, PALAIS ROYAL, PEEBLES and STAGE nameplates. The Company’s stores, predominantly located in small towns and communities, and direct-to-consumer business, offer a moderately priced, broad selection of trend-right, brand name apparel, accessories, cosmetics, footwear and home goods for the entire family. The Company’s direct-to-consumer channel includes its e-commerce website and Send program. Its e-commerce website features assortments of merchandise similar to that found in its stores, as well as products available exclusively online. The Send program allows customers in the stores to have merchandise shipped directly to their homes if the merchandise is not available in the local store. For more information about Stage Stores, visit the Company’s website at www.stagestoresinc.com.

Caution Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the Company’s business, financial condition, results of operations or liquidity.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to, economic conditions, cost and availability of goods, inability to successfully execute strategic initiatives, competitive pressures, economic pressures on the Company and its customers, freight costs, the risks discussed in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”), and other factors discussed from time to time in the Company’s other SEC filings. This release should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the Company makes on related subjects in its public announcements and SEC filings.